Exhibit 99.1 SERA PROGNOSTICS ANNOUNCES THE APPOINTMENT OF SANDRA A.J. LAWRENCE TO THE SERA PROGNOSTICS BOARD Highly respected healthcare and financial leader joins Sera in its quest to improve pregnancy outcomes of mothers and babies Salt Lake City, Nov. 30, 2021 (PR NEWSWIRE) -- Sera Prognostics Inc., The Pregnancy Company® (NASDAQ: SERA), focused on improving maternal and neonatal health by providing innovative pregnancy biomarker information to doctors and patients, today announced that Sandra A. J. Lawrence has joined the Sera Board of Directors. “We are very excited to have Sandra Lawrence join the Sera board,” said Gregory C. Critchfield, CEO and Chairman of Sera Prognostics. “Sandra brings to Sera her broad and profound leadership experience having served on multiple public and private boards across a wide array of respected organizations. As an operating officer in C-level executive and financial capacities, she also has relevant first-hand knowledge and perspectives on the challenges and burdens of managing adverse pregnancy outcomes in her service in a major comprehensive pediatric medical center. We are thrilled to have Sandra help us make a meaningful and long-lasting difference in the well-being of all mothers and newborns and help guide the company as we work toward long term durable revenue growth.” Ms. Lawrence has served as trustee of the Delaware Funds by Macquarie, as a director of its New York and Australian Stock Exchange-Listed close-end funds, DEW/VCF/DDF/VMM/VFL/IVH, and on its Audit and Investments Committees since 2021. She has served as a trustee of its legacy Ivy and Waddell and Reed Mutual Funds Complex Trust, and on its Governance Committee, since 2019. Ms. Lawrence was the Executive Vice President and Chief Financial Officer of Children’s Mercy Hospital, a comprehensive pediatric medical center in Kansas City, Missouri, from 2005 to 2016 and the Executive Vice President and Chief Administrative Officer of Children’s Mercy Hospital from 2016 to February 2019. She was Senior Vice President and Treasurer of Midwest Research Institute, an independent, non-profit, contract research organization, located in Kansas City, Missouri, and subsequently its Chief Financial Officer. Ms. Lawrence spent twenty-six years in professional or management positions in the architecture, real estate, investment banking, financial services, packaging, and medical research industries. Ms. Lawrence also serves as a member of the board of directors of Evergy, Inc., a publicly traded company that provides clean, safe and reliable energy to 1.6 million customers in Kansas and Missouri, where she serves as chair of the Nominating, Governance, and Corporate Responsibility Committee, and as a member of the Compensation and Leadership Development Committee. Ms. Lawrence serves on the board of directors of American Shared Hospital Services, a publicly traded company that provides radiosurgical and radiation therapy equipment and services, based in San Francisco, California, where she serves as chair of the Audit Committee and as a member of the Nominating and Corporate Governance Committee. Additionally, she serves on the board, as chair of the Risk Oversight Committee, and on the Governance, Compliance, and Talent and Compensation Committees, of Recology, a large, private, Employee Stock Ownership Plan company that provides collection and disposal of municipal solid waste, recycling, and organic/compost to commercial and residential customers in California, Oregon, and Washington. Ms. Lawrence has been the chair of the board of directors of the Heartland Chapter of the National Association of Corporate Directors (NACD), was named one of its Directorship 100, and an NACD board leadership fellow. She serves on the boards of directors of various charitable, non-profit and civic organizations, including the Hall Family Foundation, the Nelson-Atkins Museum of Art, and Women Corporate Directors. Ms. Lawrence is a graduate of Vassar College, where she received her Bachelor of Arts in psychology. She also received a Master of Architecture from the Massachusetts Institute of Technology and a Master in Business Administration from Harvard Business School. “I am thrilled to join Sera’s board and work on its strategy to provide actionable information and improve the opportunity for better short- and long-term quality of life for babies,” said Sandra A. J. Lawrence. “It is exciting for me to help Sera produce innovative and comprehensive solutions for pregnant women, designed to benefit women and babies across all communities and segments of societies, here in the United States and abroad.” About Sera Prognostics, Inc. Sera Prognostics is a leading health diagnostics company dedicated to improving the lives of women and babies through precision pregnancy care. Sera’s mission is to deliver early, pivotal information in pregnancy to physicians, enabling them to improve the health of their patients, resulting in reductions in the costs of healthcare delivery. Sera has a robust pipeline of innovative diagnostic tests focused on the early prediction of preterm birth risk and other complications of pregnancy. Sera’s precision medicine PreTRM® test reports to a physician the individualized risk of spontaneous premature delivery in a pregnancy, enabling earlier proactive interventions in women with higher risk. Sera Prognostics is located in Salt Lake City, Utah. About Preterm Birth Preterm birth is defined as any birth before 37 weeks’ gestation and is the leading cause of illness and death in newborns. The 2020 March of Dimes Report Card shows that of approximately 3.8 million babies born annually in the United States, more than one in ten is born prematurely. Prematurity is associated with a significantly increased risk of major long-term medical complications, including learning disabilities, cerebral palsy, chronic respiratory illness, intellectual disability, seizures, and vision and hearing loss, and can generate significant costs throughout the lives of affected children. The annual health care costs to manage short- and long- term complications of prematurity in the United States were estimated to be approximately $25 billion for 2016.

About the PreTRM® Test The PreTRM® test is the only broadly validated, commercially available blood-based biomarker test that provides an early, accurate and individualized risk prediction for spontaneous preterm birth in asymptomatic singleton pregnancies. The PreTRM® test measures and analyzes proteins in the blood that are highly predictive of preterm birth. The PreTRM® test permits physicians to identify, during the 19th or 20th week of pregnancy, which women are at increased risk for preterm birth, enabling more informed, personalized clinical decisions based on each woman’s individual risk. The PreTRM® test is ordered by a medical professional. Sera Prognostics, the Sera Prognostics logo, The Pregnancy Company, and PreTRM are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States and/or other countries. Safe Harbor Statement This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to long term durable revenue growth; and the company’s strategic directives under the caption “About Sera Prognostics, Inc.” These “forward-looking statements” are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by forward-looking statements. These risks and uncertainties include, but are not limited to: net losses, cash generation, and the potential need to raise more capital; revenues from the PreTRM test representing substantially all Company revenues to date; the need for broad scientific and market acceptance of the PreTRM test; a concentrated number of material customers; our ability to introduce new products; potential competition; our proprietary biobank; critical suppliers; the ongoing COVID-19 pandemic and its impact on our operations, as well as the business or operations of third parties with whom we conduct business; estimates of total addressable market opportunity and forecasts of market growth; potential third-party payer coverage and reimbursement; new reimbursement methodologies applicable to the PreTRM test, including new CPT codes and payment rates for those codes; changes in FDA regulation of laboratory- developed tests; the intellectual property rights protecting our tests and market position; and other factors discussed under the heading “Risk Factors” contained in our Final Prospectus on Form S-1, which was filed with the Securities and Exchange Commission on July 14, 2021, as well as any updates to those risk factors filed from time to time in our Quarterly Reports on Form 10- Q, Annual Reports on Form 10-K, or Current Reports on Form 8-K. All information in this press release is as of the date of the release, and the Company undertakes no duty to update this information unless required by law. Contacts Investor Contact Peter DeNardo, CapComm Partners peter@capcommpartners.com

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